UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following are the unaudited results of operations of Instructure Holdings, Inc. (the “Company” or “Instructure”) as of and for the three and nine months ended September 30, 2024.

Key Financials:
(Dollars in millions)

	Three months ended September 30,			Nine months ended September 30,
	2024	2023	Year-over-Year (% or bps)	2024	2023	Year-over-Year (% or bps)

Revenue	$173.2	$134.9	28.3%	$499.1	$394.8	26.4%
Income (loss) from Operations	$(11.9)	$4.6	(361.2)%	$(19.2)	$(3.4)	(456.5)%
Non-GAAP Operating Income*	$68.6	$57.0	20.3%	$204.1	$154.4	32.2%
GAAP Net Loss	$(24.7)	$(5.5)	350.6%	$(66.8)	$(28.3)	135.8%
GAAP Net Loss Margin	(14.3)%	(4.1)%	(1,020) bps	(13.4)%	(7.2)%	(620) bps
Adjusted EBITDA*	$70.1	$58.2	20.5%	$208.4	$157.7	32.1%
Adjusted EBITDA Margin*	40.5%	43.2%	(270) bps	41.8%	40.0%	180 bps
Cash Flow from Operations	$203.9	$182.6	11.6%	$102.5	$127.0	(19.4)%
Adjusted Unlevered Free Cash Flow*	$244.8	$200.1	22.4%	$204.4	$173.9	17.5%
Remaining Performance Obligations ("RPO")	$944.6	$862.9	9.5%	$944.6	$862.9	9.5%

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this report.

Balance Sheet and Cash Flow

As of September 30, 2024, cash, cash equivalents, restricted cash, and funds held on behalf of customers were $203.2 million and total debt was $1,167.3 million; compared to cash, cash equivalents, and restricted cash of $344.2 million and total debt of $491.3 million as of December 31, 2023. The decrease in cash, cash equivalents, restricted cash, and funds held on behalf of customers and increase in debt since December 31, 2023 is primarily driven by cash spent and debt incurred in connection with the Parchment and Scribbles acquisitions. As of September 30, 2024, Instructure’s total leverage ratio is 4.4x (which represents Total Debt to trailing twelve month Adjusted EBITDA) and net leverage ratio is 3.6x (which represents Net Debt to trailing twelve month Adjusted EBITDA). This calculation includes twelve months of historical Instructure Adjusted EBITDA and eight months of Parchment contribution to Adjusted EBITDA. Net cash provided by operating activities was $203.9 million for the three months ended September 30, 2024, compared to $182.6 million net cash provided by operating activities in the prior year period. This increase was primarily driven by increased cash collections from customer billings, including the impact of Parchment. Adjusted Unlevered Free Cash Flow was $244.8 million for the three months ended September 30, 2024, compared to $200.1 million in the prior year period.

Transaction with KKR

Given the announcement made on July 25, 2024, regarding Instructure’s entry into a definitive agreement to be acquired by affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P. (“KKR”), a leading global investment firm, Instructure will not host an earnings conference call or provide financial guidance in conjunction with this report. For further detail on quarterly performance, please refer to Instructure’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed today with the SEC.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Non-GAAP Financial Measures

Instructure has provided in this report financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

Instructure has updated the grouping of the presentation of the adjustments to Non-GAAP Operating Income, Adjusted EBITDA, Non-GAAP Net Income, Adjusted Unlevered Free Cash Flow, Non-GAAP Cost of Revenue, Non-GAAP Operating Expenses, and Non-GAAP Gross Profit to more closely conform to the Company’s strategies and initiatives. These measures are not being recasted.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this report, and investors are encouraged to review the reconciliation.

Non-GAAP Operating Income; Non-GAAP Operating Income Margin. We define non-GAAP operating income as loss or income from operations excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and amortization of acquisition-related intangibles. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP operating income margin is defined as non-GAAP operating income divided by revenue.

Adjusted EBITDA; Adjusted EBITDA Margin. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, benefit for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, effects of foreign currency transaction (gains) and losses, and amortization of acquisition-related intangibles. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, loss on extinguishment of debt, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and effects of foreign currency transaction (gains) and losses that we do not believe are reflective of our ongoing operations. The tax effects of the adjustments are calculated using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction. We believe Non-GAAP net income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Basic non-GAAP net income per common share is computed by dividing non-GAAP net income by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share is computed by giving effect to all potentially dilutive common stock equivalents outstanding for the period.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for transaction costs, globalization costs, restructuring costs, technology modernization costs, and other non-recurring costs paid in cash. We believe free cash flow, unlevered free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow, unlevered free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and amortization of acquisition-related intangibles that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measures, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Gross Profit; Non-GAAP Gross Margin. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, and amortization of acquisition-related intangibles. Non-GAAP Gross Margin is defined as Non-GAAP gross profit divided by revenue.

Subscription and Support Non-GAAP Gross Profit; Subscription and Support Non-GAAP Gross Margin. We define subscription and support Non-GAAP gross profit as subscription and support gross profit excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, and amortization of acquisition-related intangibles. Subscription and support non-GAAP gross margin is defined as subscription and support non-GAAP gross profit divided by subscription and support revenue.

Net Debt; Net Leverage Ratio. We define net debt as total outstanding debt, less cash, cash equivalents, restricted cash, and funds held on behalf of customers. Management uses this supplemental non-GAAP measure to evaluate the Company’s leverage. Net leverage ratio is computed by dividing net debt by adjusted EBITDA.

Forward-Looking Statements

This report contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations relating to the proposed merger and related transactions, the Company’s growth, customer demand and application adoption, the Company’s research and development efforts and future application releases, and the Company’s business strategy.

These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this report and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock; the failure to satisfy any of the conditions to the consummation of the proposed merger, including the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement related to the proposed merger, including any circumstances requiring the Company to pay a termination fee; the effect of the pendency of the proposed merger on the Company’s business relationships, operating results and business generally; risks that the proposed merger disrupts the Company’s current plans and operations; the Company’s ability to retain, hire, and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed merger; risks related to diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the proposed merger; the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; litigation relating to the proposed merger instituted against the parties to the merger agreement related to the proposed merger or their respective directors, managers or officers, including the effects of any outcomes related thereto; the impact of adverse general and industry-specific economic and market conditions; certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations; the impact of inflation, high interest rates, and global conflicts; uncertainty as to timing of completion of the proposed merger; risks that the benefits of the proposed merger are not realized when and as expected; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; our history of losses and expectation that we will not be profitable for the foreseeable future; or ability to acquire new customers and successfully retain existing customers; failure of the markets for our applications to develop at anticipated rates; failure to manage our growth effectively; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this report is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	September 30, 2024	December 31, 2023
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$187,512	$341,047
Funds held on behalf of customers	14,783	—
Accounts receivable—net	98,894	67,193
Prepaid expenses	38,630	12,082
Deferred commissions	14,644	13,705
Other current assets	9,200	4,797
Total current assets	363,663	438,824
Property and equipment, net	16,002	13,479
Right-of-use assets	8,314	9,002
Goodwill	1,909,041	1,265,316
Intangible assets, net	609,983	399,712
Noncurrent prepaid expenses	1,905	4,182
Deferred commissions, net of current portion	14,099	13,816
Deferred tax assets	5,624	6,739
Other assets	5,395	6,908
Total assets	$2,934,026	$2,157,978
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$25,576	$23,589
Customer fund deposits	14,783	—
Accrued liabilities	36,051	23,760
Lease liabilities	5,335	7,513
Long-term debt, current	6,525	4,013
Deferred revenue	374,431	291,784
Total current liabilities	462,701	350,659
Long-term debt, net of current portion	1,138,510	482,387
Deferred revenue, net of current portion	9,611	10,876
Lease liabilities, net of current portion	9,842	9,246
Deferred tax liabilities	45,678	14,420
Other long-term liabilities	4,431	4,898
Total liabilities	1,670,773	872,486
Stockholders’ equity:
Common stock	1,471	1,452
Additional paid-in capital	1,663,532	1,619,020
Accumulated deficit	(401,750)	(334,980)
Total stockholders’ equity	1,263,253	1,285,492
Total liabilities and stockholders’ equity	$2,934,026	$2,157,978

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Subscription and support	$160,193	$123,110	$462,419	$360,159
Professional services and other	12,971	11,811	36,644	34,675
Total revenue	173,164	134,921	499,063	394,834
Cost of revenue:
Subscription and support	49,827	40,345	145,566	117,532
Professional services and other	8,955	7,082	26,009	21,016
Total cost of revenue	58,782	47,427	171,575	138,548
Gross profit	114,382	87,494	327,488	256,286
Operating expenses:
Sales and marketing	67,673	46,734	187,899	149,743
Research and development	31,874	20,688	90,650	65,872
General and administrative	26,719	15,522	68,094	44,113
Total operating expenses	126,266	82,944	346,643	259,728
Income (loss) from operations	(11,884)	4,550	(19,155)	(3,442)
Other income (expense):
Interest income	1,284	1,360	4,301	3,021
Interest expense	(26,627)	(10,868)	(75,636)	(30,642)
Other income (expense)	2,681	(2,443)	328	(1,965)
Loss on extinguishment of debt	—	—	(189)	—
Total other income (expense), net	(22,662)	(11,951)	(71,196)	(29,586)
Loss before income tax benefit	(34,546)	(7,401)	(90,351)	(33,028)
Income tax benefit	9,850	1,920	23,581	4,717
Net loss and comprehensive loss	$(24,696)	$(5,481)	$(66,770)	$(28,311)
Net loss per common share, basic and diluted	$(0.17)	$(0.04)	$(0.46)	$(0.20)
Weighted-average common shares used in computing basic and diluted net loss per common share	146,670	144,222	146,079	143,665

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating Activities:
Net loss	$(24,696)	$(5,481)	$(66,770)	$(28,311)
Adjustments to reconcile net loss to net cash provided (used in) by operating activities:
Depreciation of property and equipment	1,481	1,186	4,223	3,481
Amortization of intangible assets	45,905	35,744	132,129	107,237
Amortization of deferred financing costs	1,411	300	3,863	889
Stock-based compensation	14,353	11,675	42,350	32,986
Deferred income taxes	(10,569)	(3,387)	(25,197)	(7,793)
Non-cash operating lease expense	847	1,045	1,063	3,348
Other	(1,520)	2,489	(174)	2,853
Changes in assets and liabilities:
Accounts receivable, net	124,499	114,737	(22,684)	(22,597)
Prepaid expenses and other assets	12,772	11,430	(26,010)	(15,250)
Deferred commissions	(308)	1,074	(1,222)	2,896
Accounts payable and accrued liabilities	(571)	(5,847)	2,991	(7,565)
Deferred revenue	43,312	16,366	63,177	57,724
Lease liabilities	(1,705)	(1,619)	(2,012)	(5,370)
Other liabilities	(1,316)	2,916	(3,274)	2,520
Net cash provided by operating activities	203,895	182,628	102,453	127,048
Investing Activities:
Purchases of property and equipment	(2,433)	(1,808)	(6,179)	(4,708)
Proceeds from sale of property and equipment	8	7	30	42
Business acquisitions, net of cash acquired	(79,823)	—	(901,562)	—
Net cash used in investing activities	(82,248)	(1,801)	(907,711)	(4,666)
Financing Activities:
Proceeds from issuance of common stock from employee equity plans	2,755	2,723	5,983	6,018
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,075)	(1,961)	(4,325)	(4,949)
Proceeds from issuance of term debt, net of discount	—	—	663,892	—
Repayments of long-term debt	(2,993)	(1,250)	(8,979)	(3,750)
Advances from revolving credit facility	—	—	70,000	—
Repayment of advances from revolving credit facility	(70,000)	—	(70,000)	—
Payments for financing costs	—	—	—	(84)
Changes in customer fund deposits	6,052	—	6,441	—
Net cash provided by (used in) financing activities	(65,261)	(488)	663,012	(2,765)
Foreign currency impacts on cash, cash equivalents, restricted cash, and funds held on behalf of customers	1,696	(1,523)	1,287	(1,246)
Net increase (decrease) in cash, cash equivalents, restricted cash, and funds held on behalf of customers	58,082	178,816	(140,959)	118,371
Cash, cash equivalents, restricted cash, and funds held on behalf of customers, beginning of period	145,167	129,821	344,208	190,266
Cash, cash equivalents, restricted cash, and funds held on behalf of customers, end of period	$203,249	$308,637	$203,249	$308,637
Supplemental cash flow disclosure:
Cash paid for taxes	$939	$838	$3,987	$2,657
Cash paid for interest on outstanding debt	$25,725	$13,781	$65,849	$31,455
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$110	$75	$110	$75

The following provides a reconciliation of cash, cash equivalents, restricted cash, and funds held on behalf of customers to the amounts reported on the consolidated balance sheets. Restricted cash has been disclosed in Other assets as it is associated with letters of credit obtained to secure office space from our various lease agreements and other contractual cash collateral arrangements.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	As of September 30,
	2024	2023
Cash and cash equivalents	$187,512	$304,858
Restricted cash	954	3,779
Funds held on behalf of customers	14,783	—
Total cash, cash equivalents, restricted cash, and funds held on behalf of customers	$203,249	$308,637

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Income (loss) from operations	$(11,884)	$4,550	$(19,155)	$(3,442)
Stock-based compensation	14,351	11,755	42,348	33,621
Transaction costs(1)	13,092	3,502	24,971	9,655
Globalization costs(2)	3,846	381	8,217	473
Restructuring costs(3)	1,328	541	8,982	5,282
Technology modernization costs(4)	1,944	543	6,456	1,453
Other non-recurring costs(5)	64	31	188	111
Amortization of acquisition-related intangibles	45,905	35,744	132,129	107,236
Non-GAAP operating income	$68,646	$57,047	$204,136	$154,389

GAAP operating margin	(6.9)%	3.4%	(3.8)%	(0.9)%
Non-GAAP operating margin	39.6%	42.3%	40.9%	39.1%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net loss	$(24,696)	$(5,481)	$(66,770)	$(28,311)
Interest on outstanding debt and loss on debt extinguishment	26,627	10,868	75,825	30,640
Income tax benefit	(9,850)	(1,920)	(23,581)	(4,717)
Depreciation	1,481	1,186	4,223	3,481
Amortization	—	—	—	2
Stock-based compensation	14,351	11,755	42,348	33,621
Transaction costs(1)	13,092	3,502	24,971	9,655
Globalization costs(2)	3,846	381	8,217	473
Restructuring costs(3)	1,328	541	8,982	5,389
Technology modernization costs(4)	1,944	543	6,456	1,453
Other non-recurring costs(5)	64	31	188	111
Effects of foreign currency transaction (gains) and losses	(2,690)	2,420	(343)	1,672
Amortization of acquisition-related intangibles	45,905	35,744	132,129	107,236
Interest income	(1,271)	(1,346)	(4,232)	(2,963)
Adjusted EBITDA	$70,131	$58,224	$208,413	$157,742

Net loss margin	(14.3)%	(4.1)%	(13.4)%	(7.2)%
Adjusted EBITDA margin	40.5%	43.2%	41.8%	40.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net loss	$(24,696)	$(5,481)	$(66,770)	$(28,311)
Stock-based compensation	14,351	11,755	42,348	33,621
Amortization of acquisition-related intangibles	45,905	35,744	132,129	107,236
Loss on extinguishment of debt	—	—	189	—
Transaction costs(1)	13,092	3,502	24,971	9,655
Globalization costs(2)	3,846	381	8,217	473
Restructuring costs(3)	1,328	541	8,982	5,389
Technology modernization costs(4)	1,944	543	6,456	1,453
Other non-recurring costs(5)	64	31	188	111
Effects of foreign currency transaction (gains) and losses	(2,690)	2,420	(343)	1,672
Tax effects of adjustments(6)	(19,259)	(13,680)	(55,362)	(39,693)
Non-GAAP net income	$33,885	$35,756	$101,005	$91,606
Non-GAAP net income per common share, basic	$0.23	$0.25	$0.69	$0.64
Non-GAAP net income per common share, diluted	$0.23	$0.25	$0.69	$0.63
Weighted average common shares used in computing basic Non-GAAP net income per common share	146,670	144,222	146,079	143,665
Weighted average common shares used in computing diluted Non-GAAP net income per common share	147,647	145,638	146,722	145,190

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Gross profit	$114,382	$87,494	$327,488	$256,286
Stock-based compensation	1,614	1,062	4,558	2,951
Transaction costs(1)	112	336	548	1,011
Globalization costs(2)	1,160	—	2,427	—
Restructuring costs(3)	307	5	1,597	246
Technology modernization costs(4)	1,043	422	3,393	1,028
Amortization of acquisition-related intangibles	18,780	16,265	55,243	48,603
Non-GAAP gross profit	$137,398	$105,584	$395,254	$310,125

GAAP gross margin	66.1%	64.8%	65.6%	64.9%
Non-GAAP gross margin	79.3%	78.3%	79.2%	78.5%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP SUBSCRIPTION AND SUPPORT GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Subscription and support gross profit	$110,366	$82,765	$316,853	$242,627
Stock-based compensation	750	459	2,107	1,312
Transaction costs(1)	78	337	401	984
Globalization costs(2)	873	—	1,548	—
Restructuring costs(3)	205	8	969	38
Technology modernization costs(4)	1,043	422	3,315	1,028
Amortization of acquisition-related intangibles	18,780	16,265	55,243	48,603
Non-GAAP subscription and support gross profit	$132,095	$100,256	$380,436	$294,592

GAAP subscription and support gross margin	68.9%	67.2%	68.5%	67.4%
Non-GAAP subscription and support gross margin	82.5%	81.4%	82.3%	81.8%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023

Net cash provided by operating activities	$203,895	$182,628	$102,453	$127,048
Purchases of property and equipment	(2,433)	(1,808)	(6,179)	(4,708)
Proceeds from disposals of property and equipment	8	7	30	42
Free cash flow	$201,470	$180,827	$96,304	$122,382
Cash paid for interest on outstanding debt	25,725	13,781	65,849	31,455
Cash settled stock-based compensation	—	81	—	638
Unlevered free cash flow	$227,195	$194,689	$162,153	$154,475
Transaction costs(7)	10,630	1,509	20,943	9,874
Globalization costs(7)	3,907	281	8,848	373
Restructuring costs(7)	2,321	903	8,982	6,212
Technology modernization costs(7)	689	29	3,336	260
Other non-recurring costs(7)	66	2,649	184	2,749
Adjusted unlevered free cash flow	$244,808	$200,060	$204,446	$173,943

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NET DEBT
(in thousands)
(unaudited)
September 30, 2024
Long-term principal, current	$11,972
Long-term principal, net of current portion	1,155,299
Cash, cash equivalents, restricted cash, and funds held on behalf of customers	(203,249)
Net debt	$964,022

Gross leverage ratio	4.4
Net leverage ratio	3.6

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF TRAILING TWELVE MONTHS NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended September 30,	Three months ended June 30,	Three months ended March 31,	Three months ended December 31
	2024	2024	2024	2023
Net loss	$(24,696)	$(20,949)	$(21,125)	$(5,767)
Interest on outstanding debt and loss on debt extinguishment	26,627	26,413	22,785	11,382
Income tax (benefit) expense	(9,850)	(6,664)	(7,067)	459
Depreciation	1,481	1,399	1,343	1,305
Stock-based compensation	14,351	15,552	12,445	10,575
Transaction costs(1)	13,092	6,264	5,615	5,857
Globalization costs(2)	3,846	3,481	890	54
Restructuring costs(3)	1,328	2,724	4,930	2,085
Technology modernization costs(4)	1,944	2,246	2,266	817
Other non-recurring costs(5)	64	22	102	34
Effects of foreign currency transaction (gains) and losses	(2,690)	515	1,832	(3,343)
Amortization of acquisition-related intangibles	45,905	42,898	43,326	35,731
Interest income	(1,271)	(563)	(2,398)	(2,716)
Adjusted EBITDA	$70,131	$73,338	$64,944	$56,473

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$49,827	$(750)	$(78)	$(873)	$(205)	$(1,043)	$(18,780)	$28,098
Professional services and other	8,955	(864)	(34)	(287)	(102)	—	—	7,668
Total cost of revenue	$58,782	$(1,614)	$(112)	$(1,160)	$(307)	$(1,043)	$(18,780)	$35,766

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$40,345	$(459)	$(337)	$—	$(8)	$(422)	$(16,265)	$22,854
Professional services and other	7,082	(603)	1	—	3	—	—	6,483
Total cost of revenue	$47,427	$(1,062)	$(336)	$—	$(5)	$(422)	$(16,265)	$29,337

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Nine Months Ended September 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$145,566	$(2,107)	$(401)	$(1,548)	$(969)	$(3,315)	$(55,243)	$81,983
Professional services and other	26,009	(2,451)	(147)	(879)	(628)	(78)	—	21,826
Total cost of revenue	$171,575	$(4,558)	$(548)	$(2,427)	$(1,597)	$(3,393)	$(55,243)	$103,809

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Nine Months Ended September 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$117,532	$(1,312)	$(984)	$—	$(38)	$(1,028)	$(48,603)	$65,567
Professional services and other	21,016	(1,639)	(27)	—	(208)	—	—	19,142
Total cost of revenue	$138,548	$(2,951)	$(1,011)	$—	$(246)	$(1,028)	$(48,603)	$84,709

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of revenue
Operating expenses:
Sales and marketing	$67,673	$(4,170)	$(1,152)	$(368)	$(208)	$—		$(27,120)	$34,655	39.1%	20.0%
Research and development	31,874	(4,469)	(926)	(2,105)	(257)	(901)		(5)	23,211	18.4%	13.4%
General and administrative	26,719	(4,098)	(10,902)	(213)	(556)	—	(64)	—	10,886	15.4%	6.3%
Total operating expenses	$126,266	$(12,737)	$(12,980)	$(2,686)	$(1,021)	$(901)	$(64)	$(27,125)	$68,752	72.9%	39.7%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of revenue
Operating expenses:
Sales and marketing	$46,734	$(3,145)	$(179)	$—	$(212)	$—	$—	$(19,475)	$23,723	34.6%	17.6%
Research and development	20,688	(3,792)	(1,216)	(368)	(126)	(35)	—	(4)	15,147	15.3%	11.2%
General and administrative	15,522	(3,756)	(1,767)	(13)	(203)	(85)	(31)	—	9,667	11.5%	7.2%
Total operating expenses	$82,944	$(10,693)	$(3,162)	$(381)	$(541)	$(120)	$(31)	$(19,479)	$48,537	61.4%	36.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of revenue
Operating expenses:
Sales and marketing	$187,899	$(11,612)	$(2,786)	$(1,136)	$(2,644)	$—	$—	$(76,873)	$92,848	37.7%	18.6%
Research and development	90,650	(13,047)	(2,700)	(3,851)	(1,539)	(2,726)	—	(13)	66,774	18.2%	13.4%
General and administrative	68,094	(13,131)	(18,937)	(803)	(3,202)	(337)	(188)	—	31,496	13.6%	6.3%
Total operating expenses	$346,643	$(37,790)	$(24,423)	$(5,790)	$(7,385)	$(3,063)	$(188)	$(76,886)	$191,118	69.5%	38.3%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of revenue
Operating expenses:
Sales and marketing	$149,743	$(9,142)	$(1,946)	$—	$(1,814)	$—	$—	$(58,620)	$78,221	37.9%	19.7%
Research and development	65,872	(10,446)	(4,009)	(451)	(2,104)	(165)	2	(13)	48,686	16.7%	12.3%
General and administrative	44,113	(11,082)	(2,686)	(21)	(1,124)	(258)	(113)	—	28,829	11.2%	7.3%
Total operating expenses	$259,728	$(30,670)	$(8,641)	$(472)	$(5,042)	$(423)	$(111)	$(58,633)	$155,736	65.8%	39.3%

FOOTNOTES

(1)
Represents expenses incurred with third parties as part of the Company’s merger and acquisition activity, including due diligence, closing and post-closing integration activities. For the three and nine months ended September 30, 2024, also includes expenses incurred in connection with the proposed merger.
(2)
Represents one-time expenses incurred in the Company's recent efforts to develop and mobilize a global workforce to better support its broadening customer base and expanding international operations.
(3)
Consists of restructuring-related costs, including executive recruiting, severance charges, and other workforce realignment costs. In addition to lease termination costs and disposal of fixed asset charges related to the Company's real estate consolidation efforts. The Company continues to execute a remote-first strategy, closing offices, inclusive of those acquired in merger and acquisition activity, and reducing office space globally. Beginning in 2023, the Company began restructuring its executive team.
(4)
Includes costs that are one-time in nature related to technology modernization to allow the Company's customers and users to have a more cohesive experience on its learning platform as a result of the various technologies acquired from historical acquisitions.
(5)
Represents expenses incurred for services provided by Thoma Bravo and their affiliates.
(6)
The table above includes the tax effects of the adjustments calculated by using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction.
(7)
Represents the cash impacts of transaction costs, globalization costs, restructuring costs, technology modernization costs, and other non-recurring costs, as previously defined above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date:	November 8, 2024	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer